UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2001
(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-30413.	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
Former name or former address, if changed since last report)

We filed a Form 8-K dated February 13, 2001 on February 28, 2001 with regard to the acquisition of Columbia Promenade, Lowe's and K Mart without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits
Columbia Promenade:

Independent Auditors' Report	F-33

Historical Summary of Gross Income and Direct Operating Expenses for the period from October 5, 2000 (commencement of operations) to December 31, 2000	F-34

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from October 5, 2000 (commencement of operations) to December 31, 2000	F-35

West Oaks Towne Center:

Independent Auditors' Report	F-37

Historical Summary of Gross Income and Direct Operating Expenses for the period from October 1, 2000 (commencement of operations) to December 31, 2000	F-38

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from October 1, 2000 (commencement of operations) to December 31, 2000	F-39

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inland Retail Real Estate Trust, Inc.

(Registrant)

By:/s/ BARRY L. LAZARUS

Barry L. Lazarus

President, Chief Operating Officer,

Treasurer and Chief Financial Officer

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Inland Retail Real Estate Trust, Inc.:

We have audited the consolidated balance sheets of Inland Retail Real Estate Trust, Inc. (the Company) as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. In connection with our audits of the consolidated financial statements, we also have audited the Schedule III - Real Estate and Accumulated Depreciation. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Inland Retail Real Estate Trust, Inc. as of December 31, 2000 and 1999 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

KPMG LLP

Chicago, Illinois
February 1, 2001, except as
to Note 12 which is as of
February 27, 2001

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Balance Sheets

December 31, 2000 and 1999

Assets

	2000	1999
Investment Properties (Note 5):
Land	$46,628,264	$33,260,261
Land held for development	957,802	-
Building and site improvements	144,289,027	93,978,854

	191,875,093	127,239,115
Less accumulated depreciation	(5,811,071)	(1,229,323)

Net investment properties	186,064,022	126,009,792

Mortgage receivable (Note 6)	1,100,000	-
Cash and cash equivalents	24,664,511	14,869,164
Restricted cash (Note 1)	864,271	1,246,889
Investment in securities (Note 1)	1,537,467	-
Accounts and rents receivable, (net of allowance of $273,581 and $0 as of December 31, 2000 and 1999, respectively)	2,747,257	1,331,213
Real estate tax and insurance escrows	134,167	227,123
Loan fees (net of accumulated amortization of $177,194 and $20,432 as of December 31, 2000 and 1999, respectively)	518,930	164,433
Leasing fees (net of accumulated amortization of $17,246 and $3,346 as of December 31, 2000 and 1999, respectively)	61,394	34,106
Deferred acquisition costs	330,876	91,880
Other assets	165,018	13,536

Total assets	$218,187,913	$143,988,136
	=========	=========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Balance Sheets
(continued)

December 31, 2000 and 1999

Liabilities and Stockholders' Equity

	2000	1999
Liabilities:
Accounts payable	$80,230	$74,094
Accrued offering costs due to affiliates (Note 3)	227,589	1,309,642
Accrued offering costs due to non-affiliates (Note 3)	54,548	1,554,262
Accrued interest payable to non-affiliates	629,208	419,003
Distributions payable (Note 12)	848,217	331,467
Security deposits	313,925	232,370
Mortgages payable (Note 8)	108,399,911	93,099,852
Unearned income	359,618	9,585
Other liabilities	1,323,098	1,359,209
Due to affiliates (Note 3)	169,933	582,787

Total liabilities	112,406,277	98,972,271

Minority interest in partnership	2,000	2,000

Stockholders' Equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none outstanding	-	-
Common stock, $.01 par value, 100,000,000 shares authorized, 12,895,770 and 5,433,839 issued and outstanding at December 31, 2000 and 1999, respectively	128,957	54,338
Additional paid-in capital (net of costs of Offering of
$16,521,606 and $8,057,059 at December 31, 2000 and 1999, respectively, of which $11,694,232 and $5,193,155 was paid or accrued to Affiliates, respectively)	111,504,380	46,188,392
Accumulated distributions in excess of net income	(5,783,805)	(1,228,865)
Accumulated other comprehensive loss	(69,896)	-

Total stockholders' equity	105,779,636	45,013,865

Commitments and contingencies (Notes 7, 8, 11 and 12)

Total liabilities and stockholders' equity	$218,187,913	$143,988,136
	=========	=========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Operations

For the years ended December 31, 2000 and 1999

	2000	1999
Income:
Rental income (Notes 1 and 7)	$16,349,483	$4,339,614
Additional rental income	4,734,088	1,452,868
Interest and dividend income	845,013	237,261
Other income	195,329	350

	22,123,913	6,030,093

Expenses:
Professional services to affiliates	6,019	22,878
Professional services to non-affiliates	182,276	53,966
General and administrative expenses to affiliates	251,703	144,638
General and administrative expenses to non-affiliates	196,748	63,987
Advisor asset management fee (Note 3)	120,000	-
Property operating expenses to affiliates	926,978	203,235
Property operating expenses to non-affiliates	5,352,184	1,668,823
Mortgage interest to non-affiliates	8,126,587	2,365,854
Mortgage interest to affiliates	-	2,028
Depreciation	4,581,748	1,229,323
Amortization	170,662	23,778
Acquisition cost expenses to non-affiliates	148,376	27,788
Acquisition cost expenses to affiliates	118	55,799

	20,063,399	5,862,097

Net income	$2,060,514	$167,996

Other comprehensive loss:
Unrealized loss on investment securities	69,896	-

Comprehensive income	$1,990,618	$167,996
	==========	==========

Net income per common share, basic and diluted	$.24	$.07
	==========	==========

Weighted average number of common shares outstanding, basic and diluted	8,590,250	2,522,628
	==========	==========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Stockholders' Equity

For the years ended December 31, 2000 and 1999

	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of net Income	Accumulated Other Comprehensive Loss	Total
Balance at December 31, 1998	2,000	$ 200	$ 199,800	$ -	$ -	$ 200,000

Net income	-	-	-	167,996	-	167,996
Distributions declared ($.72 per weighted average number of common shares outstanding)	-	-	-	(1,396,861)	-	(1,396,861)
Proceeds from Offering including DRP (net of Offering costs of $8,057,059)	5,431,839	54,138	45,988,592	-	-	46,042,730

Balance at December 31, 1999	5,433,839	$ 54,338	$ 46,188,392	$ (1,228,865)	$ -	$ 45,013,865

Net income	-	-	-	2,060,514	-	2,060,514
Unrealized loss on investment securities	-	-	-	-	(69,896)	(69,896)
Distributions declared ($.77 per weighted average number of common shares outstanding)	-	-	-	(6,615,454)	-	(6,615,454)
Proceeds from Offering including DRP (net of Offering costs $8,464,547)	7,520,716	75,207	65,847,401	-	-	65,922,608
Retired stock	(58,785)	(588)	(531,413)	-	-	(532,001)

Balance at December 31, 2000	12,895,770	$ 128,957	$ 111,504,380	$ (5,783,805)	$ (69,896)	$ 105,779,636
	=========	=========	===========	=============	==========	============

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
 (a Maryland corporation)

Consolidated Statements of Cash Flows

For the years ended December 31, 2000 and 1999

	2000	1999
Cash flows from operating activities:
Net income before comprehensive loss	$2,060,514	$167,996
Adjustments to reconcile net income before other comprehensive loss to net cash provided by operating activities:
Depreciation	4,581,748	1,229,323
Amortization	170,662	23,778
Principal escrow	53,086	41,178
Rental income under master lease	365,552	172,109
Straight line rental income	(493,180)	(135,116)
Changes in assets and liabilities:
Accounts and rents receivable	(922,864)	(1,196,097)
Other assets	(151,482)	(105,416)
Real estate tax and insurance escrows	92,956	(227,123)
Accrued interest payable to non-affiliates	210,205	419,003
Accounts payable	6,136	74,094
Unearned income	350,033	9,585
Other liabilities	(388,487)	1,359,209
Security deposits	81,555	232,370
Due to affiliates	(412,854)	582,787
Net cash provided by operating activities	5,603,580	2,647,680
Cash flows from investing activities:
Restricted cash	382,618	(1,246,889)
Purchase of investment securities, net of margin account of $352,376	(1,254,987)	-
Purchase of investment properties	(64,747,654)	(32,922,748)
Additions to investment properties	(306,962)	(219,886)
Funding of mortgage receivable	(1,100,000)	-
Deferred acquisition costs	(238,996)	-
Leasing fees	(41,188)	(37,452)
Net cash used in investing activities	(67,307,169)	(34,426,975)
Cash flows from financing activities:
Proceeds from offering	74,387,155	54,099,789
Payment of offering costs	(11,046,314)	(5,193,155)
Repurchase of shares	(532,001)	-
Proceeds from issuance of debt	37,757,500	-
Principal payments of debt	(22,457,441)	(1,209,916)
Loan fees	(511,259)	(184,865)
Distributions paid	(6,098,704)	(1,065,394)
Net cash provided by financing activities	71,498,936	46,446,459
Net increase in cash and cash equivalents	9,795,347	14,667,164
Cash and cash equivalents, at beginning of year	14,869,164	202,000

Cash and cash equivalents, at end of year	$24,664,511	$14,869,164
	==========	==========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Cash Flows
(continued)

For the years ended December 31, 2000 and 1999

Supplemental schedule of noncash investing and financing activities:

	2000	1999
Purchase of investment properties		$127,220,327
Assumption of mortgage debt	-	94,309,768

	$-	32,910,559
	=========	=========

Distributions payable	$848,217	331,467
	=========	=========

Cash paid for interest	$7,807,708	1,948,879
	=========	=========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements

For the years ended December 31, 2000 and 1999

(1)  Organization and Basis of Accounting

Inland Retail Real Estate Trust, Inc. (the "Company") was formed on September 3, 1998 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. It is anticipated that the Company will initially focus on acquiring properties in the southeastern states, primarily Florida, Georgia, North Carolina and South Carolina. The Company may also acquire single-user retail properties in locations throughout the United States, certain of which may be sale and leaseback transactions, net leased to creditworthy tenants. Inland Retail Real Estate Advisory Services, Inc. (the "Advisor"), an affiliate of the Company, is the advisor to the Company. On February 11, 1999, the Company commenced an initial public offering ("Offering"), on a best efforts basis of 50,000,000 shares of common stock ("Shares") at $10 per Share and 4,000,000 Shares at $9.50 per Share which may be distributed pursuant to the Company's Distribution Reinvestment Program ("DRP"). As of December 31, 2000, the Company had received subscriptions for a total of 12,680,875 Shares. In addition the Company has distributed 253,680 Shares pursuant to the Company's DRP.

On February 1, 2001, the Company commenced a follow-on offering on a best effort basis of up to 50,000,000 additional Shares. This follow-on offering will expire on February 1, 2002, unless extended by the Company to a date no later than February 1, 2003.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under section 856 through 860 of the Internal Revenue Code of 1986. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to Federal income tax to the extent it distributes at least 95% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to Federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and Federal income and excise taxes on its undistributed income.

The preparation of consolidated financial statements in conformity with Generally Accepted Accounting Principle ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Certain reclassifications were made to 1999 financial statements to conform with the 2000 presentations.

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available for sale. Investment in securities at December 31, 2000 consist principally of preferred stock investments in various real estate investment trusts and are classified as available-for-sale securities and are recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new cost basis for the security is established. Dividend income is recognized when earned. No sales of investment securities available-for-sale were made during 2000. Additionally, The Company has purchased its securities through a margin account. As of December 31, 2000, the Company has recorded a payable of $352,376 for securities purchased on margin.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

FASB Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective for fiscal years beginning after June 15, 2000, establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments imbedded in other contracts, be reported in the balance sheet as either an asset or liability measured at its fair value. The statement also requires that the changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. The Company believes that the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" will not have a material impact on the consolidated financial statements of the Company.

Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-lived Assets and for Long-life Assets to be Disposed of", requires the Company to record an impairment loss on its property to be held for investment whenever its carrying value cannot be fully recovered through estimated undiscounted future cash flows from operations and sale of properties. The amount of the impairment loss to be recognized would be the difference between the property's carrying value and the properties estimated fair value. As of December 31, 2000 and 1999, the Company does not believe any such impairment of its properties exists.

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents and are carried at cost, which approximates market.

Depreciation expense is computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 30 years and 15 years for the site improvements. Furniture and equipment is depreciated over five years. Tenant improvements are amortized on a straight-line basis over the life of the related leases.

Leasing fees are amortized on a straight-line basis over the life of the related lease.

Loan fees are amortized on a straight-line basis over the life of the related loans.

Offering costs are offset against the stockholders' equity accounts and consist principally of printing, selling and registration costs.

Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying consolidated balance sheets.

The Company believes that the interest rates associated with the mortgages payable approximate the market interest rates for these types of debt instruments, and as such, the carrying amount of the mortgages payable approximate their fair value.

The carrying amount of mortgage receivable, cash and cash equivalents, restricted cash, accounts and rents receivable, investments in securities, real estate tax and insurance escrows, other assets, accounts payable, accrued interest payable to non-affiliates, distributions payable, unearned income, and due to affiliates approximate fair value because of the relatively short maturity of these instruments.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

On December 2, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101 "Revenue Recognition in Financial Statements." The staff determined that a lessor should defer recognition of contingent rental income (i.e., percentage/excess rent) until the specified target (i.e., breakpoint) that triggers the contingent rental income is achieved. The Company records percentage rental revenue in accordance with the SAB.

(2)  Basis of Presentation

The accompanying Consolidated Balance Sheets include the accounts of the Company, as well as the accounts of the operating partnership in which the Company has an approximately 99% controlling general partner interest and all wholly owned subsidiaries. The Advisor owns the remaining approximately 1% limited partner common units in the operating partnership for which it paid $2,000 and which is reflected as a minority interest in the accompanying Consolidated Balance Sheets. The effect of all significant intercompany transactions have been eliminated.

(3)  Transactions with Affiliates

As of December 31, 2000 and 1999, the Company had incurred $16,521,606 and $8,057,059 of offering costs, of which $11,694,232 and $5,193,155 was paid to affiliates. Pursuant to the terms of the Offering, the Advisor is required to pay organizational and offering expenses (excluding sales commissions, the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the Offering ("Gross Offering Proceeds") or all organization and offering expenses (including selling commissions) which together exceed 15% of Gross Offering Proceeds. As of December 31, 2000 and 1999, Offering costs did not exceed the 5.5% and 15% limitations and the Company anticipates that these costs will not exceed these limitations upon completion of the Offering. Any excess amounts at the completion of the Offering will be reimbursed by the Advisor.

The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the Offering. In addition, an affiliate of the Advisor is entitled to receive selling commissions, a marketing contribution and a due diligence expense allowance from the Company in connection with the Offering. Such costs are offset against the Stockholders' equity accounts. Such costs totaled $6,907,685 and $4,786,547 for the years ended December 31, 2000 and 1999, respectively, of which $227,589 and $896,544 was unpaid at December 31, 2000 and 1999, respectively.

The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the administration of the Company. Such costs are included in professional services to affiliates and general and administrative expenses to affiliates. During the years ended December 31, 2000 and 1999 the Company incurred $257,840 and $683,055, respectively of these costs, of which $169,933 and $549,089 remained unpaid as of December 31, 2000 and 1999, respectively.

The Advisor has contributed $200,000 to the capital of the Company for which it received 20,000 Shares.

An affiliate of the Advisor provides loan servicing to the Company for a monthly fee. Such fees totaled $48,322 and $14,281 in the years ended December 31, 2000 and 1999, respectively. An agreement with the Company allows for monthly fees totaling .05% of the first $100,000,000 mortgage balance outstanding each month and .03% of the remaining mortgage balance.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

The Company used the services of an affiliate of the Advisor to facilitate the mortgage financing that the Company obtained on some of the properties purchased. During the years ended December 31, 2000 and 1999 the Company paid loan fees totaling $23,438 and $46,950, respectively, to this affiliate.

The Advisor may receive an annual advisor asset management fee of not more than 1% of the Company's average invested assets, paid quarterly. For any year in which the Company qualifies as a REIT, the Advisor must reimburse the Company (i) to the extent that the advisor asset management fee plus other operating expenses paid during the previous calendar year exceed 2% of the Company's average invested assets for the calendar year or 25% of the Company's net income for that calendar year; and (ii) to the extent that stockholders have not received an annual distribution equal to or greater than the 7% current return. The advisor asset management fee plus other operating expenses paid during the previous calendar year did not exceed 2% of the Company's Average Invested Assets for the calendar year or 25% of the Company's Net Income for that calendar year and Stockholders received an annual Distribution greater than a 7% return. For the year ended December 31, 2000, the Company has incurred $120,000 of asset management fees, of which $30,000 remains unpaid as of December 31, 2000. In 1999 the Company neither paid nor accrued such fees because the Advisor indicated that it would forego such fees.

The property manager, an entity owned principally by individuals who are affiliates of the Advisor, is entitled to receive property management fees, totaling 4.5% of gross operating income, for management and leasing services. The Company incurred and paid property management fees of $926,978 and $225,665 for the years ended December 31, 2000 and 1999, respectively, of which $926,978 and $203,235 were retained by that property manager. The balance was paid to an unaffiliated property manager.

(4)  Stock Option Plan and Soliciting Dealer Warrants

The Company adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each Independent Director of an option to acquire 3,000 Shares following their becoming a Director and for the grant of additional options to acquire 500 Shares on the date of each annual stockholders' meeting commencing with the annual meeting in 2000 if the Independent Director is a member of the board of directors on such date. The options for the initial 3,000 Shares to be granted shall be exercisable as follows: 1,000 Shares on the date of grant and 1,000 Shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $9.05 per Share. The subsequent options will be exercisable at the fair market value of a Share on the last business day preceding the annual meeting of stockholders, and shall be $9.05 per Share until the earlier of the termination of the Offering or February 11, 2001. As of December 31, 2000, options to acquire 10,500 Shares of common stock was outstanding. No options had been issued as of December 31, 1999.

In addition to sales commissions, the dealer manager of the Offering ("an affiliate of the Advisor") has the right to purchase one soliciting dealer warrant for $.0008 for each 25 Shares sold by such soliciting dealer during the Offering, subject to state and federal securities laws and subject to the issuance of a maximum of 2,000,000 soliciting dealers warrants to purchase an equivalent number of Shares. The dealer manager intends to reallow such warrants to the soliciting dealers who sold such shares. The holder of a soliciting dealer warrant will be entitled to purchase one Share from the Company at a price of $12 during the period commencing one year from the date of the first issuance of any of the soliciting dealer warrants and ending five years after February 11, 1999. As of December 31, 2000, 506,713 warrants had been issued. As of December 31, 2000, these warrants had no value and none had been exercised.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

(5)  Investment Properties

An affiliate of the Company initially purchased seven of the investment properties on behalf of the Company. The Company subsequently purchased each property from this affiliate at their cost upon receipt of proceeds from the Offering.

Pro Forma Information (unaudited)

The Company acquired its investment properties at various times. The following table sets forth certain summary unaudited pro forma operating data as if the acquisitions had been consummated as of the beginning of the previous respective period.

	For the year ended	For the year ended
	December 31, 2000	December 31, 1999
Rental income	$18,368,983	11,802,456
Additional rental income	5,094,872	3,396,268
Total revenues	24,504,197	15,198,724
Advisor asset management fee	269,014	-
Property operating expenses	6,808,115	4,399,898
Total depreciation	5,234,168	3,472,981
Total expenses	22,513,500	16,013,522
Net income (loss)	1,990,697	(814,798)

The unaudited pro forma operating data are presented for comparative purposes only and are not necessarily indicative of what the actual results of operations would have been for each of the periods presented, nor does such data purport to represent the results to be achieved in future periods.

(6)  Mortgage Receivable

On December 21, 2000 the Company funded a $1,100,000 mortgage note receivable on a 49,749 square foot shopping center currently under construction, located in Lauderhill, Florida. The principal amount of $1,100,000 is secured by a second mortgage on the property and personal guaranties of the borrower. The note bears an interest rate of 10% per annum and matures August 31, 2002. The Company, at its option may elect to purchase this property upon completion, subject to certain contingencies.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

(7)  Leases

Master Lease Agreements

In conjunction with certain acquisitions, the Company receives payments under master lease agreements on some of the space which was vacant at the time of the purchase, for periods ranging from one to two years after the date of the purchase or until the spaces are leased. GAAP requires that as these payments are received, they be recorded as a reduction in the purchase price of the properties rather than as rental income. The cumulative amount of such payments were $537,661 and $172,109 as of December 31, 2000 and 1999, respectively.

Operating Leases

Minimum lease payments to be received in the future under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments

2001	$18,520,158
2002	17,949,863
2003	17,107,330
2004	15,651,166
2005	14,287,902
Thereafter	101,271,544

Total	$184,787,963
==========

Remaining lease terms range from one year to fifty-five years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for some or all of their pro rata share of the real estate taxes, operating expenses and management fees of the property. Such amounts are included in additional rental income.

Certain tenant leases contain provisions providing for stepped rent increases. GAAP requires the Company to record rental income for the period of occupancy using the effective monthly rent, which is the average monthly rent for the entire period of occupancy during the term of the lease. The accompanying consolidated financial statements include $493,180 and $135,116 for the years ended December 31, 2000 and 1999, respectively, of rental income for the period of occupancy for which stepped rent increases apply and $628,296 and $135,116 in the related accounts and rents receivable as of December 31, 2000 and 1999, respectively. The Company anticipates collecting these amounts over the terms of the related leases as scheduled rent payments are made.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

(8)  Mortgages Payable

Mortgages payable consist of the following at December 31, 2000 and 1999:

Property as	Interest			Balance at
Collateral	Rate at	Maturity	Monthly	December 31,	December 31,
	12/31/00	Date	Payment	2000	1999
Mortgages payable to non-affiliates:

Lake Walden Square	7.63%	11/2007	$72,584 (a)	$ 9,941,942	$ 10,049,869
Merchants Square	7.25%	11/2008	(b)	3,167,437	3,167,437
Town Center Commons	-	04/2000	(c)	-	2,508,000
	7.00%	04/2006	(b)	4,750,000	4,750,000
Boynton Commons	-	03/2000	(c)	-	7,797,580
	7.21%	03/2006	(b)	15,125,000	15,125,000
Lake Olympia Square	8.25%	04/2007	50,978 (a)	5,772,532	5,902,166
Bridgewater Marketplace	-	09/2000	(c)	-	1,792,500
	8.50%	09/2006	(c)	2,987,500	2,987,500
Bartow Marketplace	-	09/2000	(c)	-	4,900,000
	7.75%	09/2004	(b)	13,475,000	13,475,000
Countryside Shopping Center	8.50%	03/2001	(c)	6,720,000	6,720,000
Casselberry Commons	-	04/2000	(c)	-	5,221,800
	7.64%	04/2006	(b)	8,703,000	8,703,000
Conway Plaza*	8.47%	06/2005	(c)	5,000,000	-
Pleasant Hill Square	7.35%	06/2005	(b)	17,120,000	-
Gateway Marketplace*	8.72%	08/2001	(c)	5,212,500	-
Gateway Marketplace	7.94%	08/2005	(b)	10,425,000	-

				$108,399,911	$ 93,099,852
				=========	=========

(a) Payments include principal and interest.

(b) Payments include interest only at a fixed rate.

(c) Payments include interest only. Payments on these mortgages adjust monthly and are calculated based on a floating rate over LIBOR.

Certain of the mortgages payable are subject to guarantees, in which the Company has guaranteed payment on these notes to the lender.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

These mortgages are serviced by an Affiliate of the Advisor on behalf of the Company. The Affiliate receives servicing fees at a market rate for such services.

As of December 31, 2000, the required future principal payments on the Company's mortgages payable over the next five years are as follows:

2001	$12,189,699
2002	278,462
2003	303,957
2004	13,801,418
2005	32,898,414
Thereafter	48,927,961

The Company intends to retire its debt as it becomes due, however, in certain individual cases some debt obligations may be restructured or partially retired. These restructured or partial paydowns may occur if the Company's lenders provide favorable terms.

(9)  Segment Reporting

The Company owns and seeks to acquire multi-tenant shopping centers in the southeastern states, primarily Florida, Georgia, North Carolina, and South Carolina. All of the Company's shopping centers are currently located within Florida and Georgia. The Company's shopping centers are typically anchored by grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

The property revenues and net property operations are summarized in the following tables as of and for the years ended December 31, 2000 and 1999, along with a reconciliation to net income.

	2000	1999

Property rental income	$21,083,571	5,792,482
Other income	76,836	-
Total property operating expenses	6,279,162	1,872,058
Mortgage interest	8,126,587	2,367,882

Net property operations	6,754,658	1,552,542

Interest and dividend income	845,013	237,261
Other income	118,493	350
Less non property expenses:
Professional services	188,295	76,844
Advisor asset management fee	120,000	-
General and administrative and acquisition costs expense	596,945	292,212
Depreciation and amortization	4,752,410	1,253,101

Net income before comprehensive loss	$2,060,514	167,996
	==========	==========
Total Assets:
Shopping centers	$190,390,041	129,003,780
Non-segment assets	27,797,872	14,984,356

	$218,187,913	143,988,136
	==========	==========

(10)  Earnings per Share

Basic earnings per share ("EPS") is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by reflecting the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company.

As of December 31, 2000 and 1999, warrants to purchase 506,713 and 214,223, respectively, shares of common stock at a price of $12.00 per share were outstanding, but were not included in the computation of diluted EPS because the warrants exercise price was greater than the average market prices of common shares.

The weighted average number of common shares outstanding were 8,590,250 and 2,522,628 for the years ended December 31, 2000 and 1999, respectively.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

(11) Commitments and Contingencies

The Company is not subject to any material pending legal proceedings.

(12) Subsequent Events

As of February 27, 2001, subscriptions for a total of 14,005,307 Shares were received for total gross Offering proceeds of $139,500,406 and additional 311,630 Shares were issued pursuant to the DRP for $2,960,486 of additional gross proceeds. The Company has repurchased 80,4575 shares through our Share Repurchase Program resulting in distributions totaling $729,204.

In January 2001, the Company paid a distribution of $848,217 to its Stockholders. The Company paid a distribution of $909,393 to its Stockholders in February 2001.

On January 19, 2001, the Company purchased a shopping center known as Columbia Promenade from an unaffiliated third party for approximately $7,338,000, by paying approximately $1,792,000 in cash and mortgage financing of $5,546,000. The Company's wholly owned Florida limited liability company, Inland Southeast Columbia, L.L.C., owns the entire fee simple interest in Columbia Promenade. The property is located in Kissimee, Florida and contains approximately 65,870 gross leasable square feet. Publix (a supermarket) leases approximately 67% of the total gross leasable area of the property.

On February 13, 2001, the Company purchased an existing freestanding retail property known as Lowe's Warner Robbins, Georgia from an unaffiliated third party for approximately $9,450,000, by paying the entire purchase price in cash. The property is expected to be financed in the future. The Company's wholly owned Georgia limited liability company, Inland Southeast Warner Robbins, L.L.C., owns the entire fee simple interest in Lowe's Warner Robbins, Georgia. The property is located in Warner Robbins, Georgia, and contains approximately 131,575 gross leasable square feet. Lowe's (a home improvement retail store) leases the entire property.

On February 13, 2001, the Company purchased an existing freestanding retail property known as K Mart, Macon Georgia from an unaffiliated third party for approximately $9,050,000, by paying the entire purchase price in cash. The property is expected to be financed in the future. The Company's wholly owned Georgia limited liability company, Inland Southeast Macon, L.L.C., owns the entire fee simple interest in K Mart, Macon Georgia. The property is located in Macon, Georgia, and contains approximately 102,098 gross leasable square feet. K Mart (a discount department store) leases the entire property and pays all real estate taxes, insurance and common area maintenance costs.

On behalf of the Company, the Advisor is currently exploring the purchase of additional shopping centers from unaffiliated third parties.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Notes to Consolidated Financial Statements
(continued)

For the years ended December 31, 2000 and 1999

(13) Supplemental Financial Information (unaudited)

The following represents the results of operations, for the quarter during the years 2000 and 1999.

	2000
	Dec. 31	Sept. 30	June 30	March 31
Total income	6,390,795	6,206,420	4,511,879	5,014,818
Net income	687,389	812,525	92,267	468,333

Net income , per common share, basic and diluted:	.06	.09	.01	.08

	1999
	Dec. 31	Sept. 30	June 30	March 31
Total income	3,604,398	1,783,617	642,078	-
Net income/(loss)	98,029	76,056	(6,089)	-

Net income, per common share, basic and diluted:	.02	.03	(.01)	-

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Schedule III
Real Estate and Accumulated Depreciation

December 31, 2000

Initial Cost		Gross amount at which carried
(A)		at end of period (B)
			Buildings and	Adjustments to		Buildings and	Total	Accumulated Depreciation	Date Con- stru	Date
	Encumbrance	Land	Improvements	Basis (C)	Land	Improvements	(D)	(E)	cted	Acq
Multi-tenant Retail
Lake Walden Square
Plant City, FL	9,941,942	3,006,662	11,549,586	41,199	3,006,662	11,590,785	14,597,447	777,121	1992	05/99
Merchants Square
Zephyrhills, FL	3,167,437	992,225	4,749,818	12,620	992,225	4,762,438	5,754,663	303,753	1993	06/99
Town Center Commons
Kennesaw, GA	4,750,000	3,293,792	6,350,835	(18,625)	3,293,792	6,332,210	9,626,002	368,219	1998	07/99
Boynton Commons
Boynton Beach, FL	15,125,000	8,698,355	21,803,370	(5,040)	8,698,355	21,798,330	30,496,685	1,115,923	1998	07/99
Lake Olympia Square (C)
Ocoee, FL	5,772,532	2,567,471	7,306,483	(29,143)	2,562,471	7,282,340	9,844,811	362,746	1995	09/99
Bridgewater Marketplace
Orlando, FL	2,987,500	783,492	5,221,618	(62,781)	783,492	5,158,837	5,942,329	245,788	1998	09/99
Bartow Marketplace
Cartersville, GA	13,475,000	6,098,178	18,308,271	4,071	6,098,178	18,312,342	24,410,520	813,780	1995	09/99
Countryside
Naples, FL	6,720,000	1,117,428	7,478,173	9,570	1,117,428	7,487,743	8,605,171	331,246	1997	10/99
Casselberry Commons
Casselberry, FL	8,703,000	6,702,658	11,191,912	(69,545)	6,702,658	11,122,367	17,825,025	463,752	1973/1998	12/99
Conway Plaza
Orlando, FL	5,000,000	2,215,325	6,332,434	72,449	2,215,325	6,404,883	8,620,208	237,716	1985/1999	02/00
Pleasant Hill
Duluth, GA	17,120,000	4,805,830	29,526,305	(95,822)	4,805,830	29,430,483	34,236,313	571,144	1997/2000	05/00
Gateway Market Center
St. Petersburg, FL	15,637,500	6,351,848	14,576,808	16,456	6,351,848	14,593,264	20,945,112	215,644	1997/2000	07/00

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Schedule III
Real Estate and Accumulated Depreciation

December 31, 2000

Initial Cost		Gross amount at which carried
(A)		at end of period (B)
			Buildings and	Adjustments to		Buildings and	Total	Accumulated Depreciation	Date Con- stru	Date
	Encumbrance	Land	Improvements	Basis (C)	Land	Improvements	(D)	(E)	cted	Acq
Development Parcels
Acworth Avenue Retail Shopping Center
Acworth, GA	-	957,802	-	-	957,802	-	957,802	-		12/00

Sub total	108,399,911	47,591,066	144,395,613	(124,591)	47,586,066	144,276,022	191,862,088	5,806,832
	==========	===========	==========	=========	===========	==========

Furniture and equipment						13,005	13,005	4,239
Total						144,289,027	191,875,093	5,811,071
						==========	=========	=========

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Schedule III (continued)
Real Estate and Accumulated Depreciation

December 31, 2000

Notes:

  The initial cost to the Company represents the original purchase price of the property, including amounts incurred subsequent to acquisition which were contemplated at the time the property was acquired.

  The aggregate cost of real estate owned at December 31, 2000 for federal income tax purposes was approximately $192,403,750 (unaudited).

  Adjustments to basis include additions to investment properties net of payments received under master lease agreements. As part of several purchases, the Company will receive rent under master lease agreements on the spaces currently vacant for periods ranging from one to two years or until the spaces are leased. GAAP requires that as these payments are received, they be recorded as a reduction in the purchase price of the properties rather than as rental income.
  Reconciliation of real estate owned:

	2000	1999

Balance at beginning of year	$127,226,926	-
Purchases of property	64,747,654	127,220,327
Additions	306, 146	219,886
Payments received under master leases and principal escrow	(418,638)	(213,287)

Balance at end of year	$191,862,088	127,226,926
	===========	===========

  Reconciliation of accumulated depreciation:

Balance at beginning of year	$1,226,910	-
Depreciation expense	4,579,922	1,226,910

Balance at end of year	$5,806,832	1,226,910
	==========	==========

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on December 31, 2000.

This unaudited Pro Form Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2000, nor does it purport to represent our future financial position. No pro forma adjustments were made for Universal Plaza as the property's construction had not been completed as of December 31, 2000. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2000
(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets

Net investment properties	$186,064,022	57,585,000	243,649,022
Cash	24,664,511	-	24,664,511
Investment in securities	1,537,467	-	1,537,467
Restricted cash	864,271	-	864,271
Mortgage receivable	1,100,000	-	1,100,000
Accounts and rents receivable	2,747,257	-	2,747,257
Real Estate Tax and Insurance escrows	134,167	-	134,167
Furniture and Equipment	-	-	-
Loan fees, net	518,930	100,000	618,930
Leasing fees, net	61,394	-	61,394
Deferred acquisition costs	330,876	-	330,876
Other assets	165,018	-	165,018

Total assets	$218,187,913	57,685,000	275,872,913
	===========	===========	===========

Liabilities and Stockholders' Equity

Accounts payable	80,230	-	80,230
Accrued offering costs	282,137	-	282,137
Accrued interest payable	629,208	-	629,208
Real estate taxes payable	-	-	-
Distribution payable	848,217	-	848,217
Security deposits	313,925	56,000	369,925
Mortgages payable (D)	108,399,911	12,200,000	120,599,911
Acquisition note payable	-	-	-
Unearned income	359,618	-	359,618
Other liabilities	1,323,098	-	1,323,098
Due to Affiliates	169,933	-	169,933

Total liabilities	112,406,277	12,256,000	124,662,277

Minority interest in partnership (C)	2,000	-	2,000

Common Stock	128,957	52,823	181,780
Additional paid-in capital (net of Offering costs) (E)	111,504,380	45,376,177	156,880,557
Accumulated distributions in excess of net income	(5,783,805)	-	(5,783,805)
Accumulated other comprehensive income	(69,896)	-	(69,896)

Total stockholders' equity	105,779,636	45,429,000	151,208,636

Total liabilities and stockholders' equity	$218,187,913	57,685,000	275,872,913
	===========	===========	===========

See accompanying notes to pro forma consolidated balance sheet.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2000
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of December 31, 2000. As of December 31, 2000, the Company had sold 12,680,875 shares to the public resulting in gross proceeds of $126,076,986 and an additional 253,680 shares pursuant to the DRP for $2,409,958 of additional gross proceeds. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 shares. As of December 31, 2000, the Company has repurchased a total of 58,785 shares through the Company's Share Repurchase Program for a total of $532,001.

  The pro forma adjustments reflect the acquisition of the following property:

	Columbia			West Oaks	Sand Lake
	Promenade	Lowe's	K Mart	Town Center	Corners	Total
Assets

Net investment in properties	$7,338,000	9,420,000	9,020,000	9,582,000	22,225,000	57,585,000
Cash	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-
Loan fees, net	-	-	-	-	100,000	100,000
Other assets	-	-	-	-	-	-

Total assets	$7,338,000	9,420,000	9,020,000	9,582,000	22,325,000	57,685,000

Liabilities and Stockholders' Equity

Accrued real estate taxes	-	-	-	-	-	-
Security deposits	31,122	-	-	24,878	-	56,000
Mortgages payable	-	-	-	-	12,200,000	12,200,000
Other liabilities	-	-	-	-	-	-

Total liabilities	31,122	-	-	24,878	12,200,000	12,256,000

Common Stock	8,496	10,953	10,488	11,113	11,773	52,823
Additional paid in capital (net of Offering costs)	7,298,382	9,409,047	9,009,512	9,546,009	10,113,227	45,376,177

Total stockholders equity	7,306,878	9,420,000	9,020,000	9,557,122	10,125,000	45,429,000

Total liabilities and stockholders' equity	$7,338,000	9,420,000	9,020,000	9,582,000	22,325,000	57,685,000

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  December 31, 2000
  (unaudited)

  The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

  Represents a first mortgage loan to be originated in conjunction with the acquisition of the property.

  Additional offering proceeds of $52,823,000, net of additional offering costs of $7,394,000 are reflected as received as of December 31, 2000, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2000.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2000, nor does it purport to represent our future financial position. The pro forma adjustments for Columbia Promenade and West Oaks Town Center are based on a completion date of October 2000. No pro forma adjustments were made for Universal Plaza as construction was not complete as of December 31, 2000. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$16,349,483	5,821,751	22,171,234
Percentage rental income	-	57,900	57,900
Additional rental income	4,734,088	735,652	5,469,740
Interest income	845,013	-	845,013
Other income	195,329	-	195,329

Total income	22,123,913	6,615,303	28,739,216

Professional services	188,295	-	188,295
General and administrative expenses	448,451	-	448,451
Advisor asset management fee (C)	120,000	373,789	493,789
Property operating expenses	5,352,184	906,754	6,258,938
Management fee (G)	926,978	298,683	1,225,661
Interest expense (H)	8,126,587	1,970,208	10,096,795
Acquisition costs expensed	148,494	-	148,494
Depreciation (D)	4,581,748	1,694,170	6,275,918
Amortization	170,662	84,506	255,168

Total expenses	20,063,399	5,328,110	25,391,509

Net income before comprehensive income	2,060,514	1,287,193	3,347,707

Unrealized holding loss on investment securities	69,896	-	69,896

Net income applicable to common shareholders (F)	$1,990,618	1,287,193	3,277,811

Weighted average number of shares of common stock outstanding (E)	8,590,250		13,872,550

Basic and diluted net income per weighted average shares of common stock outstanding (E)	.24		.24

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

  Historical information represents the historical statement of operations of the Company for the year ended December 31, 2000 as filed with the SEC on Form 10-K.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 2000.

		Pleasant	Gateway
	Conway	Hill	Market	Columbia
	Plaza	Square	Center	Promenade	Lowe's

Rental income	$ 51,435	1,011,548	956,517	100,628	910,000
Percentage rental income	-	-	-	-	-
Additional rental income	6,690	174,251	179,843	25,611	-

Total income	58,125	1,185,799	1,136,360	126,239	910,000

Advisor asset management fee	10,600	85,854	52,560	9,172	47,250
Property operating expenses	19,674	200,289	200,881	36,957	-
Management fee	3,615	53,360	51,134	5,680	40,950
Interest expense	-	500,098	555,110	-	-
Depreciation	21,500	360,120	270,800	61,000	193,000
Amortization	-	11,502	53,004	-	-

Total expenses	55,389	1,211,223	1,183,489	112,809	281,200

Net income (loss)	$ 2,736	(25,424)	(47,129)	13,430	628,800

		West Oaks	Sand Lake	Total
	K Mart	Town Center	Corners	Pro Forma

Rental income	$ 907,350	133,282	1,750,991	5,821,751
Percentage Rental	57,900	-	-	57,900
Additional rental income	-	8,673	340,584	735,652

Total income	965,250	141,955	2,091,575	6,615,303

Advisor asset management fee	45,250	11,978	111,125	373,789
Property operating expenses	-	53,773	395,180	906,754
Management fee	43,436	6,388	94,120	298,683
Interest expense	-	-	915,000	1,970,208
Depreciation	173,000	59,750	555,000	1,694,170
Amortization	-	-	20,000	84,506

Total expenses	261,686	131,889	2,090,425	5,328,110

Net income (loss)	$ 703,564	10,066	1,150	1,287,193

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Columbia Promenade

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 5, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$ 100,628	-	100,628
Additional rental income	25,611	-	25,611

Total income	126,239	-	126,239

Advisor asset management fee	-	9,172	9,172
Property operating expenses	36,957	-	36,957
Management fees	-	5,680	5,680
Depreciation	-	61,000	61,000

Total expenses	36,957	78,852	112,809

Net income (loss)	$ 89,282	(75,852)	13,430

  Acquisition of Lowe's

  This pro forma adjustment reflects the purchase of Lowe's as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$ 910,000	-	910,000

Total income	910,000	-	910,000

Advisor asset management fee	-	47,250	47,250
Property operating expenses	-	-	-
Management fees	-	40,950	40,950
Depreciation	-	193,000	193,000

Total expenses	-	281,200	281,200

Net income (loss)	$ 910,000	(281,200)	628,800

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of K Mart

  This pro forma adjustment reflects the purchase of K Mart as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total
Rental income	$ 907,350	-	907,350
Percentage rental income	57,900	-	57,900

Total income	965,250	-	965,250

Advisor asset management fee	-	45,250	45,250
Property operating expenses	-	-	-
Management fees	-	43,436	43,436
Depreciation	-	173,000	173,000

Total expenses	-	261,686	261,686

Net income (loss)	$ 965,250	(261,686)	703,564

  Acquisition of West Oaks Towne Center

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 1, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$ 133,282	-	133,282
Additional rental income	8,673	-	8,673

Total income	141,955	-	141,955

Advisor asset management fee	-	11,978	11,978
Property operating expenses	53,773	-	53,773
Management fees	843	5,545	6,388
Depreciation	-	59,750	59,750

Total expenses	54,616	77,273	131,889

Net income (loss)	$ 87,339	(77,273)	10,066

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Sand Lake Corners

  This pro forma adjustment reflects the purchase of Sand Lake Corners as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total
Rental income	$ 1,750,991	-	1,750,991
Additional rental income	340,584	-	340,584

Total income	2,091,575	-	2,091,575

Advisor asset management fee	-	111,125	111,125
Property operating expenses	395,180	-	395,180
Management fees	7,895	86,225	94,120
Interest expense	-	915,000	915,000
Depreciation	-	555,000	555,000
Amortization	-	20,000	20,000

Total expenses	403,075	1,687,350	2,090,425

Net income (loss)	$ 1,688,500	(1,687,350)	1,150

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. The advisor asset management fee has been calculated as .5% of the cost of acquisition of the properties, based on the Company's projection of the amount to be subordinated.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2000 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

  As part of the acquisition of certain of these properties, the Company originated debt. The pro forma adjustments relating to interest expense were based on the following terms:

Pleasant Hill Square

The Company purchased this property with the proceeds of a new first mortgage in the amount of approximately $17,120,000. The note bears an annual interest rate of 140 basis points over LIBOR (which equates to a current interest rate of 8.02%).

Gateway Market Center

The Company purchased this property with the proceeds of a new mortgage, which secures two promissory notes in the aggregate principal amount of $15,637,000. One promissory note is in the principal amount of $10,425,000, requires monthly payments of interest only at a fixed rate of 7.94% and is due August 2005. The other note is in the principal amount of $5,212,000, requires monthly payments of interest only at a floating rate per annum of 190 basis points over a 30-day LIBOR rate (which equates to a current interest rate of 8.53%), and is due August 2001. At the time of the purchase, the lender funded $9,025,000 and $4,512,000 respectively of these two notes. The balances of $1,400,000 and $700,000, respectively, will be funded at the time of the purchase of the Home Place of America building.

Sand Lake Corners

The Company intends to purchase this property with the proceeds of a new first mortgage in the amount of $12,200,000. The pro forma adjustment assumes an interest only rate of 7.5% for five years.

Independent Auditors' Report

The Board of Directors

Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Columbia Promenade (the Property) for the period from October 5, 2000 (commencement of operations) through December 31, 2000. This Historical summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Historical Summary for the period from October 5, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

January 12, 2001

Columbia Promenade

Historical Summary of Gross Income and Direct Operating Expenses

For the period from October 5, 2000 (commencement of operations) through December 31, 2000

Gross income:
Base rental income	$100,628
Operating expense and real estate tax recoveries	25,611

Total gross income	126,239

Direct operating expenses:
Operating expenses	14,919
Real estate taxes	5,359
Utilities	7,859
Insurance	8,820

Total direct operating expenses	36,957

Excess of gross income over direct operating expenses	$89,282

See accompanying notes to historical summary of gross income and direct operating expense.

Columbia Promenade

Historical Summary of Gross Income and Direct Operating Expenses

For the period from October 5, 2000 (commencement of operations) to December 31, 2000

  Business

  Columbia Promenade (the Property) is located in Kissimmee, Florida. It consists of approximately 65,870 square feet of gross leasable area and was 100% leased and 81% occupied at December 31, 2000. The property was under construction during 2000 and was substantially complete in October 2000. The property is anchored by one tenant occupying approximately 67% of the Property's total leasable area. Inland Real Estate Acquisitions, on behalf of Inland Retail Real Estate Trust, Inc. (IRRETI) has signed a sale and purchase agreement for the purchase of the Property from an unaffiliated third party (Seller).

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expense (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of IRRETI and is not intended to be complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain of the leases contain renewal options for various periods at various rental rates.

Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by approximately $271 for the period from October 5, 2000 (commencement of operations) to December 31, 2000.

Minimum rents to be received from tenants under operating leases in effect at December 31, 2000 are as follows:

Year	Total

2001	$706,446
2002	721,997
2003	729,563
2004	735,197
2005	738,605
Thereafter	5,999,778

Total	$9,731,943

Columbia Promenade

Historical Summary of Gross Income and Direct Operating Expenses

For the period from October 5, 2000 (commencement of operations) to December 31, 2000

(4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

  The real estate tax is based upon final tax bills for 2000. The future real estate tax may differ from the amount reflected in the Historical Summary due to reassessments related to the completion of the Property.

  (5)  Subsequent Event (unaudited)

  On January 19, 2001, IRRETI acquired the property.

Independent Auditors' Report

The Board of Directors

Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of West Oaks Towne Center (the Property) for the period from October 1, 2000 (commencement of operations) through December 31, 2000. This Historical summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc.. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Historical Summary for the period from October 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

April 5, 2001

West Oaks Towne Center

Historical Summary of Gross Income and Direct Operating Expenses

For the period from October 1, 2000 (commencement of operations) through December 31, 2000

Gross income:
Base rental income	$133,282
Operating expense and real estate tax recoveries	8,673

Total gross income	141,955

Direct operating expenses:
Operating expenses	21,409
Real estate taxes	13,278
Utilities	8,310
Insurance	11,619

Total direct operating expenses	54,616

Excess of gross income over direct operating expenses	$87,339

See accompanying notes to historical summary of gross income and direct operating expense.

West Oaks Towne Center

Historical Summary of Gross Income and Direct Operating Expenses

For the period from October 1, 2000 (commencement of operations) through December 31, 2000

  Business

  West Oaks Towne Center (the Property) is located in Ocoee, Florida. It consists of approximately 66,500 square feet of gross leasable area and was 83% leased and occupied at December 31, 2000. The property was under construction during 2000 and was substantially complete as of October 2000. The property is anchored by one tenant occupying approximately 36% of the total leasable area. Inland Retail Real Estate Trust, Inc. (IRRETI), has signed a sale and purchase agreement for the purchase of the Property from an unaffiliated third party (Seller).

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expense (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of IRRETI and is not intended to be complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate and insurance costs. Certain of the leases provide for the payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain of the leases contain renewal options for various periods at various rental rates.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by approximately $72,811 for the period from October 1, 2000 (commencement of operations) through December 31, 2000.

  Minimum rents to be received from tenants under operating leases in effect at December 31, 2000 are as follows:

Year	Total

2001	$783,812
2002	831,318
2003	833,732
2004	843,918
2005	843,718
Thereafter	5,412,938

Total	$9,549,436

  West Oaks Towne Center

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from October 1, 2000 (commencement of operations) through December 31, 2000

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

The real estate tax is based upon final tax bills for 2000. The future real estate tax may differ from the amount reflected in the Historical Summary due to reassessments related to the completion of the Property.